SECURITIES AND EXCHANGE COMMISSION


                      WASHINGTON, DC 20549


                            FORM 8-K

                         CURRENT REPORT


        Pursuant to Section 13 or 15(d) of the Securities
                      Exchange Act of 1934



                     September 27, 1996
       ---------------------------------------------------

        (Date of Report, date of earliest event reported)




                       KEYSTONE CONSOLIDATED INDUSTRIES, INC.
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     (Exact name of Registrant as specified in its charter)


          Delaware                        1-3919               37-0364250
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(State or other jurisdiction       (Commission File No.)    (IRS Employer
 of incorporation or                            Identification No.)
 organization)


 5430 LBJ Freeway, Suite 1740, Three Lincoln Centre, Dallas, TX     75240-2697
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(Address of principal executive offices)                         (Zip Code)



 Registrant's telephone number, including area code:    (972) 458-0028
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                        Not applicable
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     (Former name or address, if changed since last report)


Item 2: Acquisition or Disposition of Assets
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     On September 27, 1996, the stockholders of Keystone Consolidated
Industries, Inc. ("Keystone") and DeSoto, Inc. ("DeSoto") approved the merger of the two companies (the "Merger") and upon completion of the Merger, DeSoto became a wholly-owned subsidiary of Keystone. Keystone will exchange approximately 3.5 million shares of its common stock (approximately $29.3 million at the $8.38 per share market price on September 27, 1996) and 435,458 shares of Keystone preferred stock ($3.5 million) for all of the outstanding common stock and preferred stock, respectively, of DeSoto. Each DeSoto stockholder will receive .7465 of a share of Keystone stock for each share of DeSoto stock (the "Exchange Ratio").
     In connection with the Merger, Keystone also assumed each of the approximately 184,000 outstanding options to purchase DeSoto common stock and converted each DeSoto option to an option to acquire that number of shares of Keystone common stock equal to the number of shares of DeSoto common stock subject to such DeSoto option multiplied by the Exchange Ratio. The exercise prices of such DeSoto options were adjusted by dividing the DeSoto option exercise prices by the Exchange Ratio. The other terms of the DeSoto options were unchanged.

     Keystone also assumed 600,000 warrants to acquire DeSoto common stock and converted the DeSoto warrants to Keystone warrants with the number and exercise price of the DeSoto warrants multiplied and divided, respectively, by the Exchange Ratio.

     Simultaneous with the Merger, Keystone's three underfunded defined benefit pension plans were merged with and into DeSoto's overfunded defined benefit pension plan which results in an overfunded plan for financial reporting purposes and therefore should result in reduced future pension expense and contributions by Keystone.

     In addition, Keystone's current seven-member Board of Directors was expanded to nine members, adding former DeSoto directors William Spier and William P. Lyons.

     Pursuant to the Merger Agreement, Keystone is obligated to cause DeSoto, as soon as possible after consummation of the Merger, to pay approximately $6.5 million to certain of DeSoto's trade creditors who are parties to a trade composition agreement with DeSoto and an additional approximately $1.5 million to such trade creditors within one year of the Merger. Additionally, Keystone is obligated to pay immediately to the holders of DeSoto preferred stock all unpaid dividend arrearages, which amounts to approximately $1.6 million.
     As a result of these and other transactions related to the Merger, Keystone required additional funding from its primary lender. In order to obtain such additional funds, Keystone received the consent of the Pension Benefit Guaranty Corporation (the "PBGC") to increase Keystone's allowable borrowings by $20 million upon consummation of the Merger and the merger of the Keystone defined benefit pension plans with and into the DeSoto defined benefit pension plan.
The PBGC's consent was necessary due to Keystone's prior agreements with the PBGC whereby the PBGC and Keystone agreed to certain borrowing restrictions.

     For financial reporting purposes, Keystone will account for the Merger as a purchase.

     DeSoto manufactures household cleaning products including powdered and liquid laundry detergents and performs contract manufacturing and packaging of household cleaning products. Incorporated in Delaware in 1927, DeSoto's principal executive offices and its operating facility are located at 900 East Washington Street, Joliet, Illinois 60433. DeSoto's telephone number is (815) 727-4931. Keystone will continue to operate the Joliet facility following the Merger.


Item 7: Financial Statements, Pro Forma Financial Information and Exhibits
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        (a)  Consolidated Financial Statements of DeSoto, Inc. (Incorporated by
             reference to Pages F-1 to F-26 of Registrant's Amendment No. 1 to Form S-4 dated August 23, 1996):

             Audited Consolidated Financial Statements:
               Balance Sheets - December 31, 1995 and 1994
               Statements of Operations - years ended December 31, 1995, 1994 and 1993
               Statements of Cash Flows - years ended December 31, 1995, 1994, and 1993
             Unaudited Consolidated Condensed Financial Statements:
               Balance Sheet - June 30, 1996
               Statements of Operations - six months ended June 30, 1996 and
               1995
               Statements of Cash Flows - six months ended June 30, 1996 and
               1995

        (b) Pro forma financial information (Incorporated by reference to Pages P-1 to P-11 of Registrant's Amendment No. 1 to Form S-4 dated August 23, 1996):

               Unaudited Pro Forma Condensed Financial Statements:
                 Keystone Consolidated Industries, Inc.:
                  Balance Sheet - June 30, 1996
                  Statement of Operations - year ended December 31, 1995 Statement of Operations - six months ended June 30, 1996

                 DeSoto, Inc.:
                  Statement of Operations - year ended December 31, 1995 Statement of Operations - six months ended June 30, 1996




        (c)  Exhibit
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             Exhibit No.                  Description of Exhibit
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             2.1           Agreement and Plan of Reorganization, dated as of
                           June 26, 1996, between Registrant and DeSoto, Inc. (Incorporated by Reference to Exhibit 2.1 of Registrant's Amendment No. 1 to Form S-4 dated August 23, 1996).

             23.1          Consent of Arthur Andersen, LLP

             99.1          Press Release dated September 27, 1996 issued by
                           Registrant


                           SIGNATURES
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 KEYSTONE CONSOLIDATED INDUSTRIES, INC.
                                 --------------------------------------

                                               (Registrant)



                                 By  /s/ Harold M. Curdy
                                     ----------------------------------

                                    Harold M. Curdy
                                    Vice President - Finance/Treasurer
                                    (Principal Financial Officer)


                                 By  /s/ Bert E. Downing, Jr.
                                     -----------------------------------

                                    Bert E. Downing, Jr.
                                    Corporate Controller
                                    (Principal Accounting Officer)